UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2012

AlphaPoint Technology, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-173028	26-3748249
(Commission File Number)	(IRS Employer Identification No.)

6371 Business Blvd., Suite 200

Sarasota, FL  34240

 (Address of principal executive offices and zip code)

(941) 896-7848

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 16, 2012, AlphaPoint Technology, Inc., through its subsidiary AlphaPoint Payment Systems, acquired SoftPay Solutions, LLC, an on-line payment system. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1

AlphaPoint Technology, Inc. announces acquisition of SoftPay Solutions, LLC

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAPOINT TECHNOLOGY, INC.

Dated: July 19, 2012	By:	/s/GARY MACLEOD
Name: Gary Macleod Title: President and Chairman